Exhibit 99.1


Contact:      Allyne Mills                                       Dawn Berrie
              212/726-4202                                       212/726-4235
              (media)                                            (investors)

                              FOR IMMEDIATE RELEASE

                          GT DETERMINES NOT TO PROCEED
                         WITH FOLLOW-ON PUBLIC OFFERING

NEW YORK, NY, November 5, 1996 -- GT Interactive Software Corp. (NASDAQ: GTIS) today announced that it has decided not to proceed with its proposed follow-on public offering in light of current market conditions.



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